SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                 FORM 8-K/A

                              Amendment No. 1


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 16, 1998


                       INLAND STEEL INDUSTRIES, INC.
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          (Exact name of registrant as specified in its charter)



      Delaware                          1-9117                  36-3425828
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(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)          Identification No.)



        30 West Monroe Street
          Chicago, Illinois                                       60603
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including are code: (312) 346-0300


                               Not Applicable
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         (Former name or former address, if changed since last report)

         This Current Report on Form 8-K is being filed for the purpose of providing certain pro forma information with respect to the merger, which occurred on July 16, 1998 (the "Merger"), of Inland Steel Company ("ISC"), a wholly owned subsidiary of the Registrant, with and into Inland Merger Sub, an indirect wholly owned subsidiary of Ispat International N.V. ("Ispat"). As a result of the Merger, ISC became an indirect wholly owned subsidiary of Ispat. The Registrant has previously announced the Merger.

Item 7.        Financial Statements and Exhibits.

         (a)   Not Applicable

         (b) The Pro Forma Financial Information required by this item is incorporated by reference herein as Exhibit 99.1.

         (c) The exhibit which is required to be filed by this item is listed in the "Exhibit Index" which is attached hereto and incorporated by reference herein.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 29, 1998                        INLAND STEEL INDUSTRIES, INC.


                                            By: /s/  Jay M. Gratz
                                                ----------------------------
                                                     Jay M. Gratz
                                                     Vice President and
                                                     Chief Financial Officer